SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  June 5, 2025

IONIS PHARMACEUTICALS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-19125	33-0336973
(Commission File No.)	(IRS Employer Identification No.)

2855 Gazelle Court
Carlsbad, CA 92010
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (760) 931-9200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $.001 Par Value	“IONS”	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).
Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Ionis Pharmaceuticals, Inc. (the “Company”) held its virtual Annual Meeting of Stockholders on June 5, 2025.  The stockholders considered four proposals, each of which is described in more detail in the Company’s definitive proxy statement dated April 25, 2025.

Proposal 1:          Election of directors to hold office until the 2028 Annual Meeting:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Allene M. Diaz	134,533,610	3,812,549	64,043	10,701,820
Michael Hayden	133,250,556	5,107,295	52,351	10,701,820
Joseph Klein, III	127,135,692	11,224,182	50,328	10,701,820
Joseph Loscalzo	108,835,662	29,465,062	109,478	10,701,820

The Company’s stockholders elected the foregoing candidates by affirmative votes by a majority of the votes cast in the election with respect to each nominee.

Proposal 2:          An advisory vote on the compensation paid to the Company’s executive officers, including the following resolution:

“RESOLVED, that Ionis’ stockholders approve, on an advisory (nonbinding) basis, the compensation of the named executive officers, as disclosed in this Proxy Statement for the 2025 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission.”

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
132,567,606	5,738,006	104,590	10,701,820

The Company’s stockholders approved the foregoing proposal.

Proposal 3: Approval of an amendment of the Ionis Pharmaceuticals, Inc. 2011 Equity Incentive Plan to increase the aggregate number of shares of common stock authorized for issuance under such plan by 4,000,000 shares to an aggregate of 42,500,000 shares:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
108,160,711	30,105,665	143,826	10,701,820

The Company’s stockholders approved the foregoing proposal.

Proposal 4:          Ratify the Audit Committee’s selection of Ernst & Young LLP as independent auditors for the 2025 fiscal year:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
144,587,537	4,426,728	97,757	0

The Company’s stockholders approved the foregoing proposal.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Ionis Pharmaceuticals, Inc.

Dated: June 9, 2025	By:	/s/ Patrick R. O’Neil
Patrick R. O’Neil
Executive Vice President, Chief Legal Officer and General Counsel